HELIX TECHNOLOGIES

CRITICAL INFRASTRUCTURE SERVICES FOR THE CANNABIS INDUSTRY

INVESTOR PRESENTATION
FY 2019

Forward Looking Statements

This presentation may contain "Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected."

You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risk that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2019 and other filings made by the Company with the Securities and Exchange Commission.

Executive Leadership

Key Career Accomplishments

Proven team with a demonstrated track record in venture capital companies, specializing in frontier markets and global M&A.

Zac Venegas and Scott Ogur founded Helix and within four years have:

- Executed a successful, non-dilutive, reverse merger
- Uplisted to the OTCQB
- Completed multiple successful acquisitions
- Built quarterly revenue to $4.3 MM
- Became an industry leader in:
    - Seed to sale tracking & dispensary point of sale (U.S.)
    - Government traceability technology
    - Licensed wholesale technology
    - Security
- The addition of Mr. Toler brings critical data and capital markets experience to the Executive Leadership Team.



Zachary L Venegas
Executive Chairman & CEO



Scott Ogur, CFA
CFO



Garvis Toler III
President of Data Services

Cannabis Market Overview



Legalized
Medical and decriminalized
Medical
Decriminalized
Fully illegal

- Domestic Cannabis industry in 2019:

  $13+ Billion

- US cannabis industry in 2025:

  $30+ Billion

- Global cannabis sales by 2025:

  $66+ Billion

- As markets emerge, we predict Central/South America will become a large export hub due to low costs and favorable conditions

- As interstate and international commerce expand, unique problems will arise such as tax compliance across borders and supply chain audits to ensure consumer safety

Cannabis Specific Problems

Traceability

Cole Memorandum (still de facto position of the Federal Govt) dictates that states take action to avoid diversion to the black market



Consumer Safety

Recent “vape crisis” has highlighted the need and desire for transparency in the supply vertical



Tax Compliance

“All Cash” nature of the business has raised concerns about States collecting the correct amount of tax revenue



Future Challenges

As interstate and international commerce become commonplace, new, unique problems will arise such as cross border tax compliance


INTERSTATE COMMERCE COMMISSION
1887

Helix Technologies Product Suite





BioTrack

Seed-to-Sale
Inventory Management
Full Vertical
Govt and Commercial Solutions
Tracked over $20Bn in transactions

Security

System Design and Install
Video Monitoring
Cloud Based Video
Data API Integration

Cannalytics

Data Analysis & Machine Learning
Provides business intelligence
Financial and operating trends and projections
Seamless integration with BioTrack

Exchange

First compliant wholesale marketplace
Partnered with DAMA Financial
Enables safe and legal wholesale transactions




Dashboard
Giggling Blunts
$2,574.25
$39.60
66

HELIX BIOTRACK | HELIX CANNALYTICS | HELIX EXCHANGE | HELIX SECURITY

BioTrack

“Industry leading seed-to- sale software”

- BioTrack has commercial clients in 38 States, and the island of Puerto Rico. Internationally we have clients in Jamaica, Canada, Colombia, Australia, the United Kingdom, New Zealand, The Netherlands and South Africa.

- With more than a decade of experience across every legal jurisdiction, Helix Technologies has unmatched insights into the cannabis industry and the needs of operators.

Over $20 Billion	2,200+
Processed Sales	Enterprise Locations
60,000+	**9**
Trained Users	Government Contracts




Canada
Puerto Rico
Jamaica
Colombia
New Zealand
Australia
Netherlands
United Kingdom
South Africa



HELIX BIOTRACK
HELIX CANNALYTICS
HELIX EXCHANGE
HELIX SECURITY

BioTrack

24%

Of cannabis retailers nationwide use BioTrack point-of-sale

#1 POS platform in 2018 and 2019 confirmed by independent Cannabiz Media Study

Large and dedicated user base already on the Helix Technologies platform

Over 2,300 commercial customers already trust BioTrack

80%

8/10 of the largest MSO use BioTrack to manage their inventory

Large, professional client base means that we grow with the industry. Well Capitalized clients reduce risk..

These eight existing clients added 86 new licenses in 2019

As the industry consolidates and MSOs continue to grow, so do we

100%

BioTrack has customers in every legal US State plus 8 other countries

USA, Canada, Jamaica, UK, Australia, Colombia, New Zealand, The Netherlands, South Africa

Wherever the cannabis industry goes, BioTrack goes with it

As momentum towards global decriminalization continues, our software will be there

Cannalytics

Data product generating value to the entire supply vertical resulting in the largest unique data set in the industry


72%
59%
42%

- Serves a broad client base and capable of generating revenue from clients at every level of the supply chain

Largest proprietary data set in the space

- Provides insights into trends as they materialize in emerging markets, valuable to both brands and investors looking to maximize returns in nascent markets
- Real time capabilities can provide hedge funds and institutional clients the competitive edge, especially as hemp and cannabis move towards commodity status


Dashboard
Giggling Blunts
$2,574.25
Yesterday's Sales
$39.60
Yesterday's Avg. Ticket Price
66
Number of Tickets Yesterday

Business intelligence product already servicing a needy market

- Strong user adoption in early stages signals high demand
- Nimble development team and strong industry ties create a product based on market demand that can outmaneuver competitors
- Large, easily addressable market in existing 2,200+ BioTrack Customers

Cannalytics



Data Sources

- BioTrack
- Helix Exchange
- Video Analytics

Business Solutions

- Predictive analytics
- Local market analysis
- Proactive alerts



CANNALYTICS
Dashboard

Broader Applications





HELIX BIOTRACK HELIX CANNALYTICS HELIX EXCHANGE HELIX SECURITY

Helix Exchange

"Only fully compliant cannabis exchange"



Transactions happen in real time creating an efficient market that automatically handles reporting and compliance requirements for every jurisdiction

- BioTrack integration enables end-to-end compliant reporting
- Transparent marketplace prevents diversion and black-market transactions and enables regulators to easily audit platform

Exclusive DAMA Financial payment solution

- Fully compliant banking solution ensures only licensed, legitimate businesses can transact
- Thorough onboarding process screens out illegitimate actors
- 50 state solution for federally legal hemp businesses



Captures valuable wholesale transaction data

- B2B transactions represent the most valuable and least available data in the industry
- Future opportunities include import / export trading facilitating cross boarder transactions

Helix Security

Security system design and installation business fueled by growing legal markets and strict regulatory requirements



- Engage clients by assisting with the license application
- Specify cloud video in applications to generate MRR from newly licensed business
- Cross-sell virtual guarding as a less expensive (higher margin) alternative to guards

Virtual Guarding

- Protects business from internal and external threats
- Proven to decrease law enforcement response time
- Lowers liability for clients compared to armed personnel on site
- Clients from Massachusetts to California



Integration with Biotrack Software

- Software integration agreements in place with leading VMS vendors
- Enables Helix Technologies to offers video verified compliance audits

2019 Operational Highlights

Quarterly Revenues



BioTrackTHC
Security
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
'000 of U.S. Dollars
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19

2019 Highlights

- Increased Revenue to $15.3mm, up 60% from 2018
- Improved Software Gross Margin to 65%
- Improved total Gross Margin to 47% from 38% in 2018
- Improved cash flow from operations 10% from 2018

2019 Operational Highlights (Cont.)



Annual Revenue Growth
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
'000 of U.S. Dollars
2015
2016
2017
2018
2019

- Closed Amercanex and Tan's International acquisitions
- Launched Cannalytics Product Line
- Expanded to European Markets
- Extended contracts in Hawaii and Delaware
- Deployed Delaware Hemp Tracking Module

2019 Operational Highlights (Cont.)



$2,500
$2,000
$1,500
$1,000
$500
$0
Gross Margin in '000 USD
60%
50%
40%
30%
20%
10%
0%
Gross Margin %
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19

Deloitte.
Technology Fast
500

- Recognized as 32nd fastest growing company in America by Deloitte's Technology Fast 500
- Helped Illinois launch nation's 2nd largest recreational market
- Leveraged Strategic Partnerships to increase 3rd party revenue to $320k in Q4



Investor Resources

Learn more about Helix Technologies at www.helixtechnolgies.com

View filings, sign up for investor updates and more at
www.helixtechnologies.com/investor-relations

Investor Relations

Colt Peterson
ir@helixtechnologies.com
(303) 324-1022